                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 2, 2003


                              BOB EVANS FARMS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                      0-1667                   31-4421866
----------------------------       ----------------          -------------------
(State or other jurisdiction       (Commission File             (IRS Employer
     of incorporation)                  Number)              Identification No.)


                  3776 South High Street, Columbus, Ohio 43207
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (614) 491-2225
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 7. Financial Statements and Exhibits.

     (a) and (b) Not applicable.

     (c) Exhibits:

     The following exhibit is included pursuant to Item 9. Regulation FD Disclosure and Item 12. Results of Operations and Financial Condition of Form 8-K:

     99 News Release issued by Bob Evans Farms, Inc. on June 2, 2003, announcing fourth quarter and fiscal 2003 financial results, as well as same-store sales for the month of May, 2003.


Item 9. Regulation FD Disclosure.

     On June 2, 2003, Bob Evans Farms, Inc. issued a news release reporting fourth quarter and fiscal 2003 financial results, as well as same-store sales for the month of May, 2003. A copy of this news release is included as Exhibit 99 and is incorporated herein by reference. The same-store sales information is furnished under this Item 9. Regulation FD Disclosure of Form 8-K. The fourth quarter 2003 and fiscal 2003 financial results furnished under this Item 9. Regulation FD Disclosure, is also intended to be deemed provided under Item 12. Results of Operations and Financial Condition of Form 8-K in accordance with Release Nos. 33-8216; 34-47583 issued by the Securities and Exchange Commission on March 27, 2003.


                  [Remainder of page intentionally left blank;
                         signature on following page.]

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        BOB EVANS FARMS, INC.


Dated: June 2, 2003                     By: /s/ Donald J. Radkoski
                                            ------------------------------------
                                            Donald J. Radkoski
                                            Chief Financial Officer,
                                            Treasurer and Secretary

                                INDEX TO EXHIBITS


                           Current Report on Form 8-K
                               Dated June 2, 2003


                              Bob Evans Farms, Inc.



Exhibit No.     Description

   99           News Release issued by Bob Evans Farms, Inc. on June 2, 2003.